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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2005

eCollege.com
(Exact name of registrant as specified in its charter)

Delaware	000-28393	84-1351729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 South Monaco Street, Denver, Colorado 80237
(Address of principal executive offices)

Registrant's telephone number, including area code: (303) 873-7400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

        On February 16, 2005, the Board of Directors of eCollege.com (the "Company") approved the 2005 Outside Directors Compensation Plan ("Director Compensation Plan") setting forth compensation to be paid to non-employee directors. Pursuant to the Director Compensation Plan, beginning in 2005 each non-employee director will receive an annual cash retainer of $15,000 for services performed as a member of the Board of Directors. In addition, non-employee directors will receive annual retainers for service on board committees as follows:

	Committee Member	Committee Chair
Audit Committee	$7,500	$15,000
Compensation Committee	$5,000	$10,000
Nominating Committee	$5,000	$7,500

        Each non-employee director may elect to defer all or a portion of the annual cash retainers payable to him or her in a particular year. Each non-employee director who elects to defer his or her compensation will receive a grant of deferred stock units that are issued pursuant to the Stock Issuance Program established under the Company's 1999 Stock Incentive Plan (the "Incentive Plan").

        In addition to the annual cash retainers, the Director Compensation Plan provides that each individual who becomes a non-employee director on or after January 1, 2005 will receive a grant (an "Initial Grant") of 4,000 deferred stock units when board services commences. The Directors Compensation Plan also provides that on the first business day in January of each year, each non-employee director will receive a grant (an "Annual Grant") of 2,000 deferred stock units. With respect to the Company's current non-employee directors, Robert H. Mundheim will begin to receive Annual Grants in 2006 and Jack W. Blumenstein, Christopher E. Girgenti and Jeri L. Korshak will begin to receive Annual Grants in 2007. Individuals who become outside directors after January 1, 2005 will receive Annual Grants beginning in the year after the year in which service as a member of the Board of Directors commences. Initial Grants vest in monthly increments over a three-year period, subject to acceleration upon a change in control of the Company, and Annual Grants vest immediately upon grant.

        The value of a non-employee director's stock account will be distributed to him or her or, in the event of his or her death, to his or her beneficiary, as soon as administratively feasible after the date the individual ceases to be a non-employee director. A non-employee director's stock account will be paid in shares of common stock in a single lump sum.

        Prior to 2005, non-employee directors received stock option grants for board and committee service pursuant to the Automatic Awards Program established under the Incentive Plan. On February 16, 2005, the Board Of Directors of the Company approved an amendment to the Incentive Plan that terminates future grants under the Automatic Awards Program.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

c)
Exhibits. The following exhibits are furnished with this report.

99.1
2005 Outside Directors Compensation Plan

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2005

eCollege.com
By:	/s/ OAKLEIGH THORNE Oakleigh Thorne, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	2005 Outside Directors Compensation Plan

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  ITEM 1.01. Entry into a Material Definitive Agreement
  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX